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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    PURSUANT TO SECTION 13, OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 14, 2001 (JUNE 14, 2001)


                           AREA BANCSHARES CORPORATION
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             (Exact name of registrant as specified in its charter)



    Kentucky                     0-26032                     61-0902343
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(State or other           (Commission File Number)         (IRS Employer
  jurisdiction of                                          Identification No.)
  incorporation)



    230 Frederica Street, Owensboro, Kentucky                 42301
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(Address of principal executive office)                     (Zip code)


Registrant's telephone number, including area code:  (270) 926-3232
                                                     --------------


                                 Not Applicable
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(Former name or former address, if changed since last report)






                     The Current Report consists of 3 pages.




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Item 5.  Other Events

On May 14, 2001, AREA Bancshares Corporation filed its Form 10-Q for the quarter ended March 31, 2001 with the Securities and Exchange Commission. Note 9, "Intangibles" contains a discussion of intangibles and the amortization of those intangibles. AREA Bancshares is providing additional information with respect to the estimated amortization of goodwill for the calendar year 2001. Amortization of goodwill, assuming a full-year, would be $4,548,000 during 2001.

Item 7.  Financial Statements and Exhibits

         C.  Exhibits


                        Exhibit No.               Description
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
                           None                No exhibit provided




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Area Bancshares Corporation



DATE: June 14, 2001                      By:  /s/ Edward J. Vega
                                             -----------------------------------
                                               Edward J. Vega
                                               Senior Vice President &
                                               Chief Financial Officer





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